File No’s 333-191495 & 811-22895

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12

Capitol Series Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement

May 8, 2018

Important Voting Information Inside

Capitol Series Trust

on behalf of its series

Canterbury Portfolio Thermostat Fund

First Security Municipal Bond Fund

Fuller & Thaler Behavioral Small-Cap Equity Fund

Fuller & Thaler Behavioral Small-Cap Growth Fund

Fuller & Thaler Behavioral Mid-Cap Value Fund

Hedeker Strategic Appreciation Fund

Meritage Growth Equity Fund

Meritage Value Equity Fund

Meritage Yield-Focus Equity Fund

Preserver Alternative Opportunities Fund

Please Vote Immediately!

You can vote through the internet, by telephone, or by mail. Details on voting can be found on your proxy card.

Capitol Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside

LETTER FROM THE PRESIDENT

Capitol Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

May 8, 2018

Dear Shareholder,

I am writing to inform you of an upcoming Special Meeting of Shareholders of Capitol Series Trust (the “Trust”), consisting of the following separate series: Canterbury Portfolio Thermostat Fund; First Security Municipal Bond Fund; Fuller & Thaler Behavioral Small-Cap Equity Fund; Fuller & Thaler Behavioral Small-Cap Growth Fund; Fuller & Thaler Behavioral Mid-Cap Value Fund; Hedeker Strategic Appreciation Fund; Meritage Growth Equity Fund; Meritage Value Equity Fund; Meritage Yield-Focus Equity Fund; and Preserver Alternative Opportunities Fund. The Special Meeting of Shareholders of the Trust (the “Meeting’) is scheduled to be held on June 19, 2018. At the Meeting, you will be asked to vote on Trustee Nominees proposed for election to the Trust’s Board of Trustees (the “Board”). In particular, the Board has called the Meeting for the purpose of seeking shareholder approval of the election of four Trustee nominees – Robert G. Dorsey (Interested Trustee), John C. Davis (Independent Trustee), Lori Kaiser (Independent Trustee) and Janet Smith Meeks (Independent Trustee).

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. This is an important proposal affecting the Trust, and your vote matters. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

Federal securities laws require that the mutual fund shareholders elect at least two-thirds of the trustees of a mutual fund board. The current Board, comprised of Mr. Dorsey, Walter B. Grimm and Mary M. Morrow, satisfies that requirement — Mr. Grimm and Ms. Morrow were previously elected by the Trust’s Shareholders, while Mr. Dorsey was elected by the Board, but not by the Shareholders. Recently, however, the Board, based on the recommendation of the Trust’s Nominating Committee, agreed to expand the size of the Trust’s Board from three to six members, and nominated Mr. Davis, Ms. Kaiser and Ms. Smith Meeks to serve as new Independent Trustees, subject to shareholder approval. Both the Nomination Committee and the Board made these determinations based on their conclusions that: (1) each of the individuals nominated has exemplary qualifications, and collectively provide a diversity of both relevant professional expertise and social perspective that will enhance the quality of the Board’s operations; (2) an expanded Board populated by the individuals whom the Trustees have nominated will be better positioned to effectively and efficiently perform the fiduciary oversight responsibilities imposed on mutual fund Trustees, which they deemed to be particularly important given the expected growth in the number of funds that the Board will oversee; and (3) the Nominees will complement the expertise and attributes of the current Trustees, and will each be a good fit culturally on the Board.

For those reasons, the Board recommends that you vote “Yes” to the proposals that Mr. Davis, Ms. Kaiser and Ms. Smith Meeks be elected as new Independent Trustees and that Mr. Dorsey be elected as an Interested Trustee. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact Okapi Partners, our proxy solicitor, toll-free at 1-877-869-0171.

If you are the record owner of shares of the Trust as of the close of business on May 1, 2018, you are authorized to vote. The meeting will be held on June 19, 2018, at 9:30 a.m. (EST) at the offices of the Trust’s Administrator, Ultimus Asset Services, LLC, at the address shown above. If you expect to attend the Meeting in person, please call the 1-877-869-0171 to inform us.

Proxy materials for the shareholder meeting are enclosed and are also available at WWW.OKAPIVOTE.COM/CST.

On behalf of the Board of Trustees and all of the officers of the Trust, we appreciate your time and consideration of this important proposal. Thank you for investing with Capitol Series Trust and for your continued support.

Sincerely,

Dina A. Tantra
President

Capitol Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 19, 2018 AT 9:30 A.M., EASTERN TIME. THE PROXY STATEMENT IS AVAILABLE AT WWW.OKAPIVOTE.COM/CST OR BY CALLING OKAPI PARTNERS TOLL FEE AT 877- 869-0171

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of all series of Capitol Series Trust will held on June 19, 2018 at 9:30 a.m., Eastern Time and at any adjournments thereof. The Meeting will be held at the offices of the Trust’s administrator, Ultimus Asset Services, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The purpose of the meeting is:

1. To elect four Trustee nominees to the Board; and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

These proposals apply to Shareholders of all series of the Trust, comprised of: Canterbury Portfolio Thermostat Fund; First Security Municipal Bond Fund; Fuller & Thaler Behavioral Small-Cap Equity Fund; Fuller & Thaler Behavioral Small-Cap Growth Fund; Fuller & Thaler Behavioral Mid-Cap Value Fund; Hedeker Strategic Appreciation Fund; Meritage Growth Equity Fund; Meritage Value Equity Fund; Meritage Yield-Focus Equity Fund; and Preserver Alternative Opportunities Fund (each, a “Fund” and collectively, the “Funds”).

Shareholders of Record of each of the Funds as of the close of business on May 1, 2008 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Trust are included herein. The Notice of Meeting, Proxy Statement, and accompanying form of proxy are being mailed to shareholders on or about May 8, 2018.

PLEASE VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING

By Order of the Board of Trustees,

Dina A. Tantra
President and Chief Executive Officer
Capitol Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

We encourage you to carefully read the entire text of the Proxy Statement. In the paragraphs below, we provide you with a brief overview of the Proxy Statement using a question-and-answer format.

Why am I receiving these materials?

You are receiving these materials because on May 1, 2018, you owned shares of one or more series (each a “Fund” and together the “Funds”) of Capitol Series Trust (the “Trust”) overseen by the Trust’s Board of Trustees (the “Board”), as listed below. The enclosed document is a proxy statement concerning the election of nominees to the Board. As a shareholder of a Fund, you are being asked to elect four nominees to the Board, who will serve with two Trustees previously elected by Shareholders. One of the nominees is a current Trustee who was elected by the Board but not by Shareholders, and the other three nominees would become new members of the Board. The Board unanimously recommends that you vote in favor of electing the four nominees.

Shareholders of the following Funds of the Trust are voting on these matters:

Canterbury Portfolio Thermostat Fund

First Security Municipal Bond Fund

Fuller & Thaler Behavioral Small-Cap Equity Fund

Fuller & Thaler Behavioral Small-Cap Growth Fund

Fuller & Thaler Behavioral Mid-Cap Value Fund

Hedeker Strategic Appreciation Fund

Meritage Growth Equity Fund

Meritage Value Equity Fund

Meritage Yield-Focus Equity Fund

Preserver Alternative Opportunities Fund

Why am I being asked to vote on this proposal?

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may appoint trustees without a shareholder election only if, immediately after such appointment, at least two-thirds of the Trustees then in office have been elected by Fund shareholders. Because only two of the three current Trustees have been elected, the planned addition of three new Trustees, as approved by the Board at a Board meeting that took place on March 7-8, 2018, requires shareholder approval under the 1940 Act.

What role does the Board play generally?

The Trustees serve as representatives of the Shareholders of each Fund and are generally responsible for governance and oversight of each Fund that operates as part of the Trust. The Trustees are fiduciaries and have an obligation to serve the best interests of Shareholders. The Trustees meet several times throughout the year to review the Funds’ performance, oversee the Funds’ operations, consider policy changes, and review and approve contractual arrangements between the Funds and companies that provide services to them, including each Fund’s investment adviser.

Who are the nominees for election or reelection to the Board?

The Board proposes that the following current Interested Trustee be elected to serve as an Interested Trustee of the Trust:

Robert G. Dorsey

Additionally, the Board proposes that the following three nominees be elected to serve as new Independent Trustees of the Trust:

John C. Davis

Lori Kaiser

Janet Smith Meeks

What is the required vote to approve the Proposal?

In order to conduct the Meeting to elect the Trustee nominees, we must have a quorum present by proxy or in person. A quorum is a majority of the outstanding shares entitled to vote. To elect a nominee, an affirmative vote of more than half of the total votes cast is required. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shares of the Funds will be aggregated across all Funds in determining the results of the voting on the Proposal.

Where do I find information about the voting process?

Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone or over the internet, are set forth at the end of the proxy statement. If you still have questions, you may call Okapi Partners, our proxy solicitor, toll-free at 1-877-869-0171.

How do I vote my shares?

You may vote by telephone or on the internet, by mailing your proxy card, or in person at the Meeting. To vote by telephone or the internet, please follow the instructions listed on your proxy card. If you wish to vote by mail, please indicate your voting instructions on the enclosed proxy card, sign and date the proxy card, and return the proxy card by mail in the postage-paid envelope provided. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at 1-877-869-0171.

How does the Board recommend that I vote?

After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal.

IMPORTANT NOTICE: Please cast your vote via telephone or over the internet according to the voting instructions contained in the Notice of internet Availability of Proxy Materials (the “Availability Notice”) previously sent to you or at the end of the accompanying proxy statement or, if you have requested and received a proxy card by mail, you may vote by completing, signing and returning the accompanying proxy card in the envelope provided.

YOUR RESPONSE IS IMPORTANT

Please return this proxy whether or not you expect to be present at the Meeting. In order to conduct the meeting, we must have a quorum present by proxy or in person. A quorum is a majority of the outstanding shares entitled to vote.

Your proxy card provides three options, “yes,” “no,” and “abstain.” If you mark the “Yes” box or even if you simply sign and date the proxy card and return it in the envelope provided, your shares will be voted FOR the proposal. For the proposals to be approved, a plurality of the shares must be voted “Yes.” That is, we must receive more yes votes than no votes. You may also vote by telephone or via the internet using the instructions shown on the enclosed proxy card.

PLEASE READ AND COMPLETE THE ENCLOSED PROXY

To ensure your representation at the meeting, you may vote in one of four ways – by phone, by the internet, by mailing your proxy card, or in person at the Meeting. To vote by telephone or the internet, please follow the instructions listed on your proxy card. To vote by mail, please indicate your voting instructions on the enclosed proxy card, sign and date the proxy card, and return the proxy card by mail in the postage-paid envelope provided. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at 1-877-869-0171. As mandated by law, even if you return your signed and dated proxy you have two options to change your mind: (1) you may revoke your proxy and vote your shares in person, should you decide to attend the meeting in person; (2) you can change your vote by sending a Proxy with a later date, either via the internet, by telephone, or by mail.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the three persons named as Proxy.

The Board of Trustees unanimously recommends that you vote “YES” to the Proposals.

Capitol Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 19, 2018

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”), for use at the Special Meeting of shareholders of the Trust (the “Meeting”) to be held on June 19, 2018 at 9:30 a.m., Eastern Time and at any adjournments thereof. The purpose of the meeting is:

1. To elect four Trustee nominees to the Board; and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

These proposals apply to Shareholders of all series of the Trust (each, a “Fund” and collectively, the “Funds”). The Meeting will be held at the offices of the Trust’s administrator, Ultimus Asset Services, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Notice of Meeting, Proxy Statement, and accompanying form of proxy are being mailed to shareholders on or about May 8, 2018.

By Order of the Board of Trustees,

Dina A. Tantra
President

Purpose of Meeting

The Meeting is being called to elect four Trustee nominees to the Board. The Board knows of no business other than the election of Trustees that will be presented for consideration.

Eligibility to Vote

Only shareholders of record of a Fund at the close of business on May 1, 2018 (the “Record Date”) are entitled to vote at the Meeting and any adjournments thereof. Information about the number of outstanding shares of the Funds as of the Record Date, is set forth in Exhibit A.

Each full share of a Fund counts as one vote, and fractional shares count as fractional votes. Shares of all Funds will be counted together in determining the results of the voting. There shall be no cumulative voting.

Voting by Proxy

The Board urges you to vote by either: (1) completing, signing, dating and returning the enclosed proxy card(s) in the postage paid envelope provided; (2) calling (toll-free), the telephone number on your proxy card; or (3) logging onto the internet address on your proxy card.

The Board has named Dina A. Tantra, Tiffany R. Franklin, and Matthew J. Miller as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Meeting. If you fill in and return your proxy card(s) in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of the proposal. Returning your proxy card(s) will not affect your right to attend the Meeting and vote in person.

At the time this Proxy Statement was printed, the Board was not aware of any other matter to be acted upon at the Meeting other than the Proposal discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, either via the internet, by telephone, by mail, or by appearing in person at the Meeting.

Voting in Person

If you wish to attend the Meeting and vote in person, please indicate your intention to attend by contacting us at 1-877-869-0171. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Meeting. If you attend the Meeting, but your shares are held in the name of your broker, bank, or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Vote Required to Approve Election of Trustees

Assuming a quorum is present at the Meeting, election of each of the listed nominees for Trustee of the Trust will require the affirmative vote of a plurality of the votes cast at the Meeting. A plurality of affirmative votes means that there are more votes for the proposal than there are voter against it. A quorum is a majority of the outstanding shares entitled to vote. All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held in record name of broker-dealers or nominees as to which (a) instructions are not provided by the beneficial owners or the persons entitled to vote, and (b) the broker-dealer or nominee does not have discretionary voting power), or (ii) abstentions, will be counted as shares that are present for purposes of establishing a quorum.

The Board recommends that the Shareholders of the Trust vote “FOR” the election of the four Trustee nominees.

If a quorum is not present at the Meeting, the persons named as proxies may propose adjournment to permit further solicitation of proxies with respect to the proposals.

Adjournments

The appointed proxies may propose to adjourn the Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Meeting, the affirmative vote of a majority of the shares present at the Meeting, in person or by proxy, is required to approve the adjournment.

Whom to Call with Questions

Please call Okapi Partners, our proxy solicitor, toll-free at 877-869-0171 with any questions you may have relating to this Proxy Statement. Also, at your request, at no charge, the Trust on behalf of its various series will send you a copy of its most recent annual report and any subsequent semi-annual report, which will be sent to you within three (3) business days of receipt of your request. Please contact Ultimus Asset Services, LLC in writing at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or call the number listed below to request such reports. Your request should specify the Fund or Funds whose financial reports you wish to receive.

Fund	Telephone Number
Canterbury Portfolio Thermostat Fund	844-838-2121
First Security Municipal Bond Fund	800-813-1421
Fuller & Thaler Behavioral Small-Cap Equity Fund	888-912-4562
Fuller & Thaler Behavioral Small-Cap Growth Fund	888-912-4562
Fuller & Thaler Behavioral Mid-Cap Value Fund	888-912-4562
Hedeker Strategic Appreciation Fund	800-657-4450
Meritage Growth Equity Fund	855-261-2104
Meritage Value Equity Fund	855-261-2104
Meritage Yield-Focus Equity Fund	855-261-2104
Preserver Alternative Opportunities Fund	844-838-2119

PROPOSAL 1: ELECTION OF TRUSTEE NOMINEES

Background

The Board of Trustees is currently comprised of the following three Trustees: Independent Trustee and Board Chair Walter B. Grimm; Independent Trustee Mary M. Morrow; and Interested Trustee Robert G. Dorsey. Mr. Grimm and Ms. Morrow have been Trustees since the Trust’s inception 2013. Mr. Dorsey has been a Trustee since 2016.

The Trust’s Nominating Committee, comprised of the Trust’s Independent Trustees, is responsible for selecting and nominating persons for election to the Board as and when vacancies occur or are reasonably anticipated, or in the event that the Board determines it should expand. Nominees are presented by the Nominating Committee to the Board for election, or are nominated for election by shareholders, as applicable. A copy of the Nominating Committee Charter (the Charter”) is attached as Exhibit B.

At a Board Meeting held on March 7-8, 2018, the Board, based on a recommendation from the Trust’s Nominating Committee, unanimously agreed to increase the number of Trustees on the Board from 3 to 6. In addition, the Nominating Committee unanimously recommended, with the approval of the Board, the nomination of four individuals to serve as Trustees, subject to approval by the Trust’s shareholders. Shareholders of the Trust are consequently now being asked to vote on a proposal to elect all four Nominees. Upon their election as Trustees by the Trust’ shareholders, John C. Davis, Lori Kaiser, and Janet Smith Meeks will each serve as a new Independent Trustee. Robert G. Dorsey will continue to serve as an Interested Trustee.

As reflected in the Nominating Committee Charter, nominees to serve as Trustees for the Trust must satisfy certain mandatory qualifications requirements. In particular, nominees must: (a) display the highest personal and professional ethics, integrity and values; (b) have the ability to exercise sound business judgment; (c) have relevant expertise and experience and be highly accomplished in his or her field(s) of expertise; (d) be able to and intend to commit the time necessary to perform the duties of a Trustee (i.e. candidates must be willing to actively prepare for and participate in person in all Board meetings and related activities); and (e) be capable of serving as a Trustee for a substantial period (e.g. at least 5 years). In addition, Independent Trustee Nominees must not be an “interested persons” as defined by the 1940 Act, and must not have accepted any consulting, advisory, or other compensatory fee from the Trust (other than fees for serving on the Board or any committees of the Board). In addition, each Interested Trustee candidate must possess extensive knowledge of and/or responsibility for the operations of the Trust.

Under the Charter, the Nominating Committee may, but is not required to, consider proposed Trustee nominees who are recommended or suggested by persons other than Committee members, including Fund management, independent auditors, Trust Counsel and Fund shareholders. The Nominating Committee may also employ an executive search firm or other third party to identify qualified candidates. Under the current Policy for the Consideration of Trustee Nominees, adopted by the Nominating Committee and approved by the Board, the Committee does not consider nominees for Trustees submitted by Shareholders.

In practice, the Nominating Committee identifies Trustee candidates based on recommendations from Trust management, Trustees, Trust Counsel and other sources. The Nominating Committee’s process does not vary depending upon the source of the recommendation. After reviewing a nominee candidate’s qualifications, the Nominating Committee members may meet with the nominee candidate either individually or as a group and then discuss the nominee candidate with the other Nominating Committee members. The Board has not adopted a formal diversity policy. However, when soliciting nominees for Trustee positions, the Nominating Committee makes efforts to identify and solicit qualified candidates with diverse backgrounds, including diversity of ethnicity, race, and gender, as well as diversity in professional experiences and skill sets.

With respect to the selection of the particular nominees who were approved by the Nominating Committee and recommended to the Board, the process was as follows. Ultimus Fund Solutions, LLC, the Trust’s sponsor and (through its wholly-owned subsidiaries) a service provider to many mutual fund families, maintains an extensive list, updated periodically, of potential trustee candidates, comprised of a diverse group of individuals from both within and outside the mutual fund industry. After soliciting names of additional potential trustee candidates from each of the Trustees, from Trust Management, and from Trust counsel, the Committee requested that Dina Tantra, the Trust’s current President and Chief Executive Officer, and Robert Dorsey, Interested Trustee, update Ultimus’ list and provide the Committee with a list of recommended candidates for the Committee’s consideration. Ms. Tantra and Mr. Dorsey thereafter narrowed the field of candidates to approximately fifteen, and provided the Committee with resumes of each of these individuals in the Fall of 2017. The Committee then considered these candidates and narrowed the list to five individuals. At the Committee’s request, Ms. Tantra then conducted preliminary telephonic interviews with each of the five candidates, one of whom had been recommended by Trust counsel, one by Mr. Dorsey, and three by Ms. Tantra. Again at the Committee’s request, Ms. Tantra and Mr. Dorsey thereafter had in-depth interviews with each of the five candidates, four in person and one by telephone, and then recommended Mr. Davis, Ms. Kaiser and Ms. Meeks to the Committee as potential nominees. Subsequently, prior to a Trust Board meeting that took place on March 7-8, 2017, the Committee members interviewed Mr. Davis, Ms. Kaiser and Ms. Meeks in person (joined by Ms. Tantra, and Mr. Dorsey for a portion of each interview), after which the Nominating Committee recommended that each of them be nominated to serve as Independent Trustees, subject to shareholder approval. The full Board subsequently concurred in this recommendation.

Mr. Dorsey originally recommended Mr. Davis to the Committee. Ms. Tantra originally introduced Ms. Kaiser and Ms. Meeks to the Committee, and, together with Mr. Dorsey, also recommended them for nomination. Mr. Dorsey, a current Interested Trustee who was appointed by the Board and not elected by shareholders, was not subject to the recommendation and nomination process utilized by the Committee and the Board.

Section 16(a) of the Investment Company Act provides that no person shall serve as a Trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities of the company at such an annual or special meeting. To ensure continued compliance with the forgoing requirement, shareholders are being asked at this Meeting to elect the Nominees. The term of office of each Nominee will be until the Trustee dies, resigns, is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the Trustee’s successor is elected and qualified. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees, if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election.

Background and other information regarding the Trustees, the Nominees and the Fund’s officers is set forth below.

The Board of Trustees Generally

Article 3 of the Trust’s Agreement and Declaration of Trust as amended (“Trust Declaration”), authorizes the Trustees to determine the number of Trustees on the Board, and to increase or decrease the number of Trustees to a number other than the number previously determined. As noted above, the Board currently consists of three Trustees.

The Board oversees the management of the Trust and meets quarterly to review reports about the Trust’s operations, or more frequently if necessary. The Board provides broad supervision over the affairs of the Trust, and appoints the officers of the Trust to actively supervise the Fund’s day-to-day operations. Subject to the Investment Company Act and applicable Ohio law, the Trustees may fill vacancies in the Board and may increase or reduce or reduce the number of Board members, as they deem appropriate. The Trustees may also appoint from their own number and establish (and terminate) an executive committee or other committee, which may exercise the powers and authority of the Board to the extent that the Trustees determine. The Trustees may, in general, delegate such authority as they consider desirable to any committee, except those which by law, by the Declaration of Trust, or by the Trust’s By-Laws may not be delegated. Except as the Trustees may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Trustees or in such rules, its business shall be conducted so far as possible in the same manner as is provided by the Trust’s By-Laws for the Trustees themselves

Each Trustee serves as a Trustee during the lifetime of the Trust until its termination or until such Trustee retires, either voluntarily or as a result of reaching the mandatory retirement age of 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. The Trustees may elect their own successors and may appoint Trustees to fill vacancies, provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees must cause a meeting of Shareholders to be held for the purpose of electing Trustees to fill any existing vacancies as promptly as possible, and in any event within the period required by the 1940 Act.

Any vacancy or anticipated vacancy on the Board resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the Trustees may (but so long as there are at least three remaining Trustees, need not unless required by the 1940 Act) be filled either by a majority of the remaining Trustees through the appointment in writing of such person(s) as the remaining Trustees in their discretion shall determine (unless a shareholder election is required by the 1940 Act) or by the election by the Shareholders, at a meeting called for the purpose. Such appointment or election shall be effective upon the written acceptance of the person named therein to serve as a Trustee, and the agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust indemnifies each of its Trustees and Officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by such Trustee or Officer in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or Officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or Officer. However, no Trustee or Officer is indemnified against any liability to the Trust or its Shareholders to which such Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or Officer’s office.

Information Regarding the Nominees and Officers of the Trust.

The Nominating Committee and the Board have considered each Nominee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and have determined that each Nominee possesses experience, qualifications, attributes and skills that will enable the Nominee to be an effective member of the Board. Set forth in the table below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee. The Nominating Committee and the Board have determined that each of the Nominees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, will enable the nominees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Nominees

Independent Trustees

John C. Davis

Mr. Davis is a Retired Partner of PricewaterhouseCoopers LLP (“PWC”), where he worked from 1974-2010. He has been a Consultant since May 2011. During his career at PWC, his client service experiences encompassed domestic and international financial reporting, accounting, auditing, business structuring, tax, governance and compliance for companies in a variety of industries, including banking, insurance, asset management, credit, distribution, venture capital, private equity, and capital markets.

From 2012 through 2016, Mr. Davis served as a Trustee of Ultimus Managers Trust (“UMT”), a series trust currently comprising 27 equity and fixed income funds managed by 17 investment advisory entities. During his tenure as a Trustee, John served as financial expert, lead independent director and as chairman of the Board of Trustees.

In May 2016, Mr. Davis left the UMT Board of Trustees due to PCOAB independence rules related to a client relationship between PWC and one of the UMT’s investment advisors. Since 2016, he has served as a consultant to the Board of Trustees of Ultimus Managers Trust, providing planning, compliance and business advice to the Board on a broad range of trustee oversight and regulatory matters.

Mr. Davis graduated from Indiana State University with a degree in Accounting. He brings to the Board extensive mutual fund industry experience, mutual fund Board/corporate governance experience, and financial/auditing expertise.

Janet Smith Meeks

Ms. Meeks has 38 years of experience in the healthcare and financial services industries. She currently serves as the Chief Executive Officer of Healthcare Alignment Advisers, LLC in Westerville, Ohio, which she founded in 2015. Healthcare Alignment Advisers, LLC is a consulting company that provides advice to Healthcare executives with respect to, among other things, Strategy Development and Implementation.

Ms. Meeks previously served for nine years as President and Chief Operating Officer of Mount Carmel St. Ann’s Hospital (MCSA), a regional medical center located in Columbus, Ohio. Prior to that, she served in Executive roles for four nationally known healthcare systems, including Trinity Health, one of the nation’s largest non-profit healthcare systems, and Vanderbilt University Medical Center. Before entering the healthcare sector, she worked in the financial services industry for Bank of Mississippi (now BancorpSouth, Inc.)

Mr. Meeks is an experienced Corporate Director. She currently serves on the Board of Directors of National Church Residences (NCR), the nation’s largest non-profit provider of affordable senior housing. She also has published extensively and is an accomplished speaker. She serves as a faculty member of both the AHA Society for Healthcare Planning and

Marketing National Conferences and the Healthcare Strategy Institute National Conferences, and is an Instructor at the University of Mississippi School of Business Administration.

Ms. Meeks is a two-time graduate of the University of Mississippi, where she received an undergraduate degree in banking and finance and an MBA in finance. She brings to the Board Executive level leadership, extensive financial industry, marketing and strategy expertise, and Board experience.

Lori Kaiser

Ms. Kaiser is the CEO of Kaiser Consulting, an international professional services firm that she founded in 1992, which specializes in accounting, finance and IT consulting and employs 50 finance and accounting professionals,. She is a Certified Public Accountant and a Chartered Global Management Accountant with over 20-years’ experience serving the needs of auto/auto-parts manufacturers and various other industries, including financial, communications, not-for-profits, mutual funds, and insurance. She advises executive management on issues of risk identification and mitigation, mergers, acquisitions and integrations.

Prior to Kaiser Consulting, Ms. Kaiser was the Chief Financial Officer at Lowestpremium.com, an online insurance aggregator enabling users to search for lowest auto insurance rates. Earlier in her career, she served as Corporate Controller for Nationwide Communications, Inc., the media subsidiary of the Nationwide Insurance Company, which owned and operated radio and television stations. Ms. Kaiser directed financial reporting for the 17-radio station group. She began her career in the Audit practice of KPMG, LLP in Columbus, Ohio.

Ms. Kaiser has Board and community service experience with a variety of organizations. She recently completed a three-year term on the Board of Directors of the National Association of Women Business Owners, where she also served as Treasurer and as a member of the Executive Committee. She is a member of the Advisory Board of both the Center for Business Leadership and the Accounting Department at Miami University. For the Women’s Fund of Central Ohio’s Board of Directors, Ms. Kaiser serves as the Treasurer as well as a member of the Executive, Finance and Audit Committees. As a member of the Columbus Chamber of Commerce, she serves on its Small Business Council.

Ms. Kaiser earned an MBA with honors from the University of Chicago and received a BS from Miami University, graduating cum laude. In addition, she is an adjunct professor in the MBA Program at Ohio State University Fisher School of Business. She brings to the Board Executive Level leadership, extensive financial, IT and risk management experience, and Board experience.

Interested Trustee Robert G. Dorsey

Mr. Dorsey, a current Interested Trustee of the Trust, is the Co-Chief Executive Officer of Ultimus Fund Solutions LLC, the Trust’s sponsor and primary non-advisor service provider, which he co-founded in 1999. He has over 30 years of mutual fund industry experience. Prior to co-founding Ultimus, he was President of another mutual fund service provider and registered transfer agent, where he held various positions of increasing responsibilities, including Controller, Treasurer, Chief Financial Officer and President. Prior to that, Mr. Dorsey was the Assistant Controller and Tax Manager at Carlisle Enterprises, Inc. He began his career in the tax department of Arthur Andersen’s Cincinnati, Ohio office.

Mr. Dorsey has served as an Interested Trustee of Ultimus Managers Trust from February 2012 to present), and as Interested Trustee of Capitol Series Trust from March 2016 to present).

Mr. Dorsey is a graduate of Christian Brothers University and is a Certified Public Accountant (Inactive), a Financial and Operations Principal, General Securities Representative, Investment Company/Variable Contracts Principal and Operations Professional. He brings to the Board Executive Level leadership, extensive experience and expertise in mutual fund operations and extensive mutual fund Board/corporate governance experience.

Following is a list of the Nominees and Trustees, as well as Officers of the Trust as of April 30, 2018. The business address of each Trustee and Officer is 225 Pictoria Drive, Columbus, OH 45246. Among the Trustees, Walter B. Grimm and Mary M. Morrow are Independent Trustees. Robert G. Dorsey is both an Interested Trustee1 and, because he has not been previously approved by shareholders, an Interested Trustee Nominee. John C. Davis, Janet Smith Meeks, and Lori Kaiser are Independent Trustee Nominees, meaning that none of them is considered to be an “interested person” of the Trust under the 1940 Act.

Independent Trustee Nominees

Name, Age, Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
John C. Davis Age: 66 TRUSTEE NOMINEE Number of Portfolios in Fund Complex to be Overseen: 10

Principal Occupations(s): Consultant (government services) since May 2011. Consultant, Board of Trustees of Ultimus Managers Trust (since 2016).

Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Former Trustee of Ultimus Managers Trust (2012-2016).

Lori Kaiser Age: 55 TRUSTEE NOMINEE Number of Portfolios in Fund Complex to be Overseen: 10	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.

Janet Smith Meeks Age: 63 TRUSTEE NOMINEE Number of Portfolios in Fund Complex to be Overseen: 10

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel Health System (2004-2015).

[1]	Mr. Dorsey is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act because of his relationship with Ultimus, the Trust’s sponsor, administrator, transfer agent, and distributor.

Interested Trustee Nominee (Current Trustee):

Name, Age, Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Robert G. Dorsey Age: 61 INTERESTED TRUSTEE Began Serving: March 2017 Number of Portfolios in Fund Complex Overseen: 10

Principal Occupation(s): President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present; Interested Trustee of Ultimus Managers Trust (February 2012 to present). Interested Trustee of Capitol Series Trust (March 2016 to present).

Previous Position(s): President and Managing Director of Ultimus Fund Distributors, LLC (1999 to 2018); President of Ultimus Managers Trust (June 2012 to October 2013).

Current Trustees. The following table provides information regarding the current Independent Trustees.

Name, Age, Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Walter B. Grimm Age: 73 TRUSTEE Began Serving: November 2013 Number of Portfolios in Fund Complex Overseen: 10	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to present).

Mary M. Morrow Age: 60 TRUSTEE Began Serving: November 2013 Number of Portfolios in Fund Complex Overseen: 10

Principal Occupations(s): Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to present).

Previous Position(s): Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Trustee, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

Officers. The following table provides information regarding the Trust’s Officers.

Principal Officers who are not Trustees:

The principal officers of the Trust who are not Trustees are listed below along with a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Trust. The term of service of each officer is indefinite.

Name, Age, Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Dina A. Tantra Age: 48 CHIEF EXECUTIVE OFFICER AND PRESIDENT Began Serving: March 2018

Principal Occupation(s): Executive Vice President and Director of Fund Administration and Compliance, Ultimus Fund Solutions, LLC (August 2017 to present).

Previous Position(s): Managing Director, Foreside Financial Group, LLC (2016 to 2017); Trustee and President, Advisers Investment Trust (September 2012 to August 2017); Managing Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc. (2008 to 2016); Secretary and General Counsel, BHIL Distributors, Inc. (2008 to 2016).

Name, Age, Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Matthew J. Miller Age: 42 VICE PRESIDENT AND SECRETARY Began Serving: March 2018 (Vice-President); April 2018 (Secretary)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 37 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); and Assistant Treasurer, Unified Series Trust (2011 to August 2014).

Brandon Kipp Age: 35 CHIEF COMPLIANCE OFFICER Began Serving: October 2017

Principal Occupation(s): Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017) and Chief Compliance Officer, Valued Advisers Trust (since October 2017).

Previous Position(s): Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

Stephen L. Preston Age: 52 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC, Ultimus Fund Distributors, LLC, and Unified Financial Securities from June 2011 to present.

Compensation of Trustees

Under current compensation arrangements, the Trust pays each Independent Trustee a flat fee of $20,000 annually, to be paid in four quarterly installments of $5000. In addition, the Audit Committee Chair receives an additional $1000 annual fee, payable quarterly installment of $250. Independent Trustees are also paid $1000 for in person Special Meetings. Fees for telephonic special meetings range from $250 per trustee to $1000 per trustee, depending on the length of the meeting.

Set forth below is the annual compensation paid to the Independent Trustees by the Trust on an aggregate basis during the calendar year ending December 31, 2017. No Interested Trustee or officer receives compensation from the Trust, although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and each Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable. For information regarding compensation paid by each of the Funds to the Trustees during each Fund’s most recent fiscal year, please see Exhibit E.

Trustees	Total Compensation from Trust
Interested Trustee
Robert G. Dorsey	None

Independent Trustees
Walter B. Grimm	$17,250
Mary M. Morrow	$17,250

Information Concerning Trust Committees

The Board has established three standing committees – an Audit Committee, a Valuation Committee, and a Nominating Committee, each of which is discussed in greater detail below. Each of these Committees includes all of the Independent Trustees.

The Audit Committee, comprised solely of the Trust’s Independent Trustees, is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. As part of its oversight responsibilities, the Audit Committee reviews reports provided by the Trust’s independent accountant, by service providers to the Trust, and by Trust counsel. The Audit Committee generally meets at least annually with respect to each Fund in the Trust.

The Valuation Committee, comprised of all of the Trustees, the Trust’s President and Chief Executive Officer, and the Trust’s Treasurer and Executive Officer, is responsible for overseeing the valuation of the securities and other assets and liabilities of each Fund in the Trust pursuant to the Trust’s Valuation Procedures. In discharging these oversight responsibilities, the Valuation Committee: approves and periodically reviews its Charter and the Trust’s Valuation Procedures; establishes, in accordance with the Valuation Procedures, the fair value of all securities and other assets of the Trust for which there are no current market quotations or for which quotations are considered inaccurate or unreliable; and (3) considers all fair value pricing methodologies proposed by investment advisers to Trust series, and approves such methodologies before they can be implemented. The Valuation Committee meets on an as needed basis.

The Nominating Committee, comprised solely of the Trust’s Independent Trustees, is responsible for identifying and nominating Trustee candidates to the full Board. A copy of the Nominating Committee Charter (the Charter”) is attached as Exhibit B. Under the Charter, the Nominating Committee may, but is not required to, consider proposed Trustee nominees who are recommended or suggested by persons other than Committee members, such as Fund management, independent auditors and Fund shareholders. Under the current Policy for the Consideration of Trustee Nominees, adopted by the Nominating Committee and approved by the Board, the Committee does not consider nominees for Trustees submitted by Shareholders. The Nominating Committee also meets on an as needed basis.

Each of the Committees report directly to the Board. The Board has determined the inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allow all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

Please see Exhibit F for information on the number of times the Board’s standing committees met during each Fund’s most recently completed fiscal year.

Board Leadership Structure

The overall management and affairs of the Trust are supervised by the Board. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as each Fund’s adviser, distributor, administrator, custodian, and transfer agent. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the advisers, distributors, administrators, custodian and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is currently comprised of two Independent Trustees – Mr. Walter Grimm and Ms. Mary Morrow – and one Interested Trustee – Mr. Robert G. Dorsey. Mr. Grimm is Chairman of the Board. Accordingly, two-thirds of the members of the Board are Independent Trustees who are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”), who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that: (a) assess the quality of the information the CCO receives from internal and external sources; (b) assess how Trust personnel monitor and evaluate risks; (c) assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures; (d) consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and (e) consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees hold regular meetings on a quarterly basis, typically lasting 1 or 2 days. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss materials related to the approval and periodic continuation of advisory and sub-advisory contracts, including meeting with advisers and sub-advisers whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding legal and regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the each series of the Trust: (a) Fund Performance/Morningstar Report/Portfolio Manager’s Commentary; (b) Code of Ethics reviews; (c) NAV Errors, if any; (d) Distributor Compliance Reports; (e) Timeliness of SEC Filings; (f) Dividends and other Distributions; (g) Brokerage Reports, including List of Executing Brokers for each Fund, Brokerage Commissions Paid and Average Commission Rate; (h) Review of 12b-1 Payments; Multiple Class Expense Reports; (i) Anti-Money Laundering/Customer Identification Reports; (j) Administrator and CCO Compliance Reports; and (k) Market Timing Reports.

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements the funds. At least annually, the Trustees conduct a self-assessment of the

Board’s and each individual Trustee’s effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

Qualifications of Trustees

Among the attributes or skills common to all Trustees are their ability to critically review, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Fund Management, the Advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Trust and the other funds in the Trust (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee or Nominee should serve as a Trustee of the Trust are as set forth in the tables above.

The Board has determined that each of the Trustees’ and Nominees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees and nominees to effectively participate and contribute to the Board’s functions in the oversight of the Trust.

Information Regarding Trustees’ Attendance at Board Meetings

During the calendar year ended December 31, 2017: the Board held four regularly scheduled meetings and three special meetings; the Audit Committee and the Valuation Committee each held five meetings; and the Nominating Committee held two meetings. Each of the Trustees attended all of the Board Meetings and all of the meetings of each Committee on which he or she served.

Independent Trustee Nominees’ Ownership of Interests in, or other Business Relationships with, the Trust’s Advisers or The Trust’s Principal Underwriter

As of April 30, 2018, no current Independent Trustee or nominee for Independent Trustee, nor any of his or her immediate family members, had any ownership position in an Adviser to any series of the Trust, Unified Financial Securities, LLC or Ultimus Fund Distributors, LLC, each the distributor and principal underwriter for certain Trust Series (together the “Principal Underwriter”), or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an Adviser or the Principal Underwriter.

No Independent Trustee or nominee for Independents Trustee purchased or sold securities of an Adviser to any series of the Trust or its affiliates or the Distributor or its affiliates since the beginning of the Trust’s most recently completed fiscal year.

Independent Trustee Nominee John C. Davis served as Independent Trustee of Ultimus Managers Trust from 2012-2016, and as a Consultant to the Board of Trustees of Ultimus Managers Trust from 2016 to the present. Like the Trust, Ultimus Managers Trust is a mutual fund family registered under the Investment Company Act of 1940 sponsored by Ultimus Fund Solutions, LLC. It also utilizes the same principal underwriter, Ultimus Fund Distributors, LLC, as the Trust.

PROPOSAL 2-TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The proxy holders have no current intention to bring any matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting such matters. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best business judgment.

ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on May 1, 2018 as the Record Date for the determination of the shareholders of the Trust entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 43,901,013 Shares of beneficial interest of the Trust outstanding. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

Please see Exhibit C the tables showing the aggregate dollar range of each Fund’s Shares and of all series within the Trust, beneficially owned by the Interested Trustee Nominee, each Independent Trustee Nominee and the current Independent Trustees as of April 23, 2018. As of April 23, 2018, all Trustees, Nominees and Officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust.

Please see Exhibit D for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding shares of any class of a Fund as of April 23, 2018. As defined under the 1940 Act, shareholders owning more than 25% of the shares of the Trust are considered to “control” the Trust. Persons controlling the Trust can determine the outcome of any proposal submitted to the shareholders for approval. As of the April 23, 2018, there are no shareholders who are “control” persons.

Quorum: In order to conduct the Meeting to elect the Trustee nominees, we must have a quorum present by proxy or in person. A quorum is a majority of the outstanding shares entitled to vote. To elect a nominee, an affirmative vote of more than half of the total votes cast is required of the Funds will be aggregated across all Funds in determining the results of the voting on the Proposal. Votes to “Abstain” will be considered present for purposes of determining the existence of a quorum and determining the number of shares represented at the meeting. However, votes to abstain are not counted as “yes” votes or no “votes.” Assuming that a quorum is represented, whether a Nominee gets more yes votes than no votes will determine whether the Nominee will be adopted.

If some, but not all, of the Nominees are elected by the shareholders, then those Nominees who are not elected by the shareholders will not serve on the Board, and those Trustees who are elected by the shareholders will manage the business and affairs of the Trust until their successors are elected and duly qualified. In addition, Trustees who are elected by the shareholders would have the authority to fill any vacancy on the Board by appointing another Trustee at their discretion. If none of the Trustees are approved by the shareholders, then the Board will consider possible alternative arrangements, including filing another proxy statement and submitting another slate of proposed nominees to serve as Trustees.

ADDITIONAL INFORMATION REGARDING OPERATION OF THE TRUST

The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013, as amended (the “Trust Agreement”). The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Board supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. Ultimus Asset Services, LLC (“UAS”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, UAS serves as Transfer Agent and shareholder services agent, fund accounting agent, and administrator for the Funds, except for the Hedeker Strategic Appreciation Fund, Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund and Fuller & Thaler Behavioral Mid-Cap Value Fund. UAS is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC serves as Transfer Agent and shareholder services agent, fund accounting agent, and administrator for the Hedeker Strategic Appreciation Fund, Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund and Fuller & Thaler Behavioral Mid-Cap Value Fund. Unified Financial Securities, LLC, 9465 Counselors Row, Suite 200, Indianapolis, IN 46240 (“Unified”), is the exclusive agent for distribution of shares of each Fund except Hedeker Strategic Appreciation Fund. Ultimus Fund Distributors, LLC (“UFD” and collectively with Unified, the “Distributor”) serves as the principal underwriter for the Hedeker Strategic Appreciation Fund. Both Unified and UFD are wholly-owned subsidiaries of Ultimus Fund Solutions, LLC. Certain officers of the Trust also are officers of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor.

Canterbury Investment Management, LLC, East Cedar Street, Zionsville, IN 46077, serves as the investment adviser to one Fund.

First Security Fund Advisers, Inc., 521 Pres. Clinton Avenue, Suite 800, Little Rock, AR 72201, serves as the investment adviser to one Fund.

Fuller & Thaler Asset Management Inc., 411 Borel Ave., Suite 300, Mateo, CA 94402 serves as the investment adviser to three Funds.

Hedeker Wealth LLC, One Overlook Point, Suite 610 Lincolnshire, IL 60069, serves as Investment Adviser to one Fund.

Meritage Portfolio Management, Inc., 7500 College Boulevard, Suite 1212, Overland Park, KS 66201, serves as investment adviser to three Funds.

Preserver Partners, LLC, 8700 Trail Lake Drive West, Suite 105, Memphis, TN 83125 serves as investment adviser to one Fund.

OTHER MATTERS

Communications with the Board of Trustees

Shareholders who wish to communicate with the Board with respect to matters relating to the Trust may address their written correspondence to the Board as a whole or to individual Board members, Capitol Series Trust, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Trustee Attendance at Annual Meetings of Shareholders

Pursuant to the Trust’s by-laws, the Trust is not required to hold an annual meeting of shareholders. Because annual meetings are very infrequent, the Trust has not adopted a policy regarding Trustee attendance at any Special Meeting of shareholders. The Trustees do not intend to attend the Meeting.

Independent Registered Public Accounting Firm

Ernst & Young, LLP (“Ernst & Young”), 800 Yard Street. Suite 200, Grandview Heights, Ohio 43212, has been approved by the Trustees of the Trust as the independent registered public accounting firm of each Fund for the current fiscal year. Ernst & Young also served as the Trust’s independent registered public accounting firm of each Fund for the last fiscal year. The Audit Committee of the Board unanimously recommended the selection of Ernst & Young as the independent registered public accounting firm of each Fund, and the Board unanimously approved such selection, at meetings held throughout the year.

It is not anticipated that a representative of independent registered public accounting firm of each Fund be present at the meeting.

Audit Fees

For information relating to fees billed for professional audit services rendered by Ernst & Young for the audit of the Funds’ annual financial statements for the past two fiscal years and for fees billed for other services rendered by Ernst & Young to each Fund, please see Exhibit G.

The Trust’s Audit Committee has authorized the Audit Committee Chair to pre-approve: (1) audit services to the Funds; (2) certain non-audit services provided to a Fund by its independent registered accounting firm if the fees for any particular engagement are not anticipated to exceed a specified dollar amount; and (3) certain non-audit services provided by the independent registered public accounting firm to a Fund’s investment adviser (where pre-approval is required because the engagement relates directly to the operations and financial reporting of a Fund) if the fee for any particular engagement is not anticipated to exceed a specified dollar amount. For any pre-approval sought from the Chair, the manager or adviser shall prepare a brief description of the proposed services. If the Chair approves such service, he or she shall sign the statement prepared by the manager or adviser, and such written statement shall be presented to the full Audit Committee at its next regularly scheduled meeting.

In approving the selection of Ernst & Young for the Funds, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Funds’ independent registered public accounting firm, whether any services performed by Ernst & Young for the Funds and the manager and for certain related parties for which Ernst & Young received non-audit fees are compatible with maintaining the independence of Ernst & Young as the Trust’s independent registered public accounting firm.

The Proxy

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received on time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the proposed Trustees. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting. If you have more than one account, you should submit a proxy for each account. If you do not receive a proxy for each account, please call Okapi Partners, our proxy solicitor, toll-free at 877-869-0171.

Legal Proceedings

The Trust is not aware of any proceedings to which any Trustee or Nominee for Trustee or, or any affiliate of such Trustee or Nominee, is a party adverse to the Trust or has a material interest that is adverse to the Trust.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy

Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal for possible inclusion in any future meeting should be sent to Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Cost of Solicitation

The Trust will bear the costs associated with the election of Trustees. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Trust has engaged Okapi Partners, LLC to solicit proxies from brokers, banks, other institutional holders and individual Shareholders. Total fees for the proxy, including legal fees, are expected to be approximately $33,000. These fees will be borne by the Funds.

Proxy Delivery - Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 19, 2018

The Trust may only send one Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Trust will promptly deliver to a shareholder, upon oral or written request, a separate copy of the Proxy Statement to the shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the Proxy Statement, please call Okapi Partners, our proxy solicitor, toll-free at 877-869-0171. A copy of the Notice of Shareholder Meeting, the Proxy Statement and a Proxy Card are also available at WWW.OKAPIVOTE.COM/CST.

To Request a Copy of a Fund’s Most Recent Annual Report or for Other Questions Regarding the Funds

To request a Fund’s most recent annual report and/or any subsequent semi-annual report at no charge, please write to Capitol Series Trust, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or call us toll free at the toll-free numbers for each Fund specified in the table below. Your request should specify the Fund or Funds whose financial reports you wish to receive.

Fund	Telephone Number
Canterbury Portfolio Thermostat Fund	844-838-2121
First Security Municipal Bond Fund	800-813-1421
Fuller & Thaler Behavioral Small-Cap Equity Fund	888-912-4562
Fuller & Thaler Behavioral Small-Cap Growth Fund	888-912-4562
Fuller & Thaler Behavioral Mid-Cap Value Fund	888-912-4562
Hedeker Strategic Appreciation Fund	800-657-4450
Meritage Growth Equity Fund	855-261-2104
Meritage Value Equity Fund	855-261-2104
Meritage Yield-Focus Equity Fund	855-261-2104
Preserver Alternative Opportunities Fund	844-838-2119

By Order of the Board of Trustees,

Dina A. Tantra
President and Chief Executive Officer
Capitol Series Trust

EXHIBIT A

Outstanding Shares As of the Record Date, of Each Class of Each Fund of the Trust

As of the Record Date, each class of each Fund of the Trust had the following number of shares outstanding:

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding
Canterbury Portfolio Thermostat Fund	3,142,372.2530	3,142,372.2530

Fund	Total Fund Shares Outstanding	Class I Shares Outstanding	Class A Shares Outstanding
First Security Municipal Bond Fund	1,492,050.8910	253,696.4480	1,238,354.4430

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding	R6 Shares Outstanding
Fuller & Thaler Behavioral Small-Cap Equity Fund	28,967,438.5300	23,521,825.7900	4,733,851.6000	711,761.1400
Fuller & Thaler Behavioral Small-Cap Growth Fund	162,421.9120	50,623.6920	2,280.2230	109,517.9970
Fuller & Thaler Behavioral Mid-Cap Value Fund	266,733.9520	106,638.8300	2,309.9830	157,785.1390

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding
Hedeker Strategic Appreciation Fund	2,297,589.3750	2,297,589.3750

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding
Meritage Growth Equity Fund	1,779,699.9300	1,759,364.7920	20,335.1380
Meritage Value Equity Fund	1,302,649.3150	1,302,649.3150
Meritage Yield Focus Preserver Equity Fund	2,608,447.1820	2,547,327.9660	61,119.2160

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Retail Shares Outstanding
Preserver Alternative Opportunities Fund	1,881,609.9700	1,668,209.1020	213,400.8680

EXHIBIT B

Nominating Committee Charter

CAPITOL SERIES TRUST

NOMINATING COMMITTEE CHARTER

November 19, 2013

SECTION 1. MEMBERSHIP

(A) The Nominating Committee of the Board of Trustees of Capitol Series Trust (the “Committee”) shall be composed of trustees of Capitol Series Trust (the “Trust”) who are: (1) not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust and each of its series (each a “Fund”); and (2) who have not accepted and will not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Trust (other than fees for serving on the Trust’s Board of Trustees (the “Board”) or any committees of the Board (each an “Independent Trustee”). Each Committee member shall complete a questionnaire at least annually to confirm that such member is an Independent Trustee.

(B) The Committee shall have at least two (2) members each of whom shall be appointed by the Board. Each Committee member shall serve as long as he/she qualifies as an Independent Trustee and until the earlier of: (i) his/her mandatory retirement as a Trustee at age 78 (or up to two years later in an emeritus non-voting capacity at the pleasure and request of the Board), or by his/her death, retirement, resignation, or removal as a Trustee; (ii) his/her resignation as a Committee member; (iii) his/her removal as a Committee member by a majority of the Independent Trustees then serving on the Board; or (iv) his/her replacement by a duly appointed successor.

(C) The Committee shall appoint its Chairperson. The Chair shall preside at all Committee meetings at which he/she is present and shall have such other duties and powers as may be determined by the other Committee members. The Chair shall serve in such capacity until the earlier of: (i) his/her mandatory retirement as a Trustee at age 78 (or up to two years later in an emeritus non-voting capacity at the pleasure and request of the Board), or by his/her death, retirement, resignation, or removal as a Trustee; (ii) his/her resignation as Chairperson; (iii) his/her removal as Chairperson by the Committee or as a Committee member by a majority of the Independent Trustees; or (ii) his/her replacement by a duly appointed successor.

Section 2. Purpose

The Committee primary purpose is to select and nominate candidates to serve on the Board bearing in mind that at least 65% of the Board must consist of Independent Trustees.

Section 3. Duties and Powers

(A) The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, or in the event that the Board determines it should expand. Nominees shall be presented by the Committee to the Board for election, or nomination for election by shareholders, as applicable. The Committee will follow its written Policy for the Consideration of Trustee Nominees (“Policy”) to identify and evaluate Trustee nominees and will periodically review the Policy, which may be revised from time to time by vote of a majority of the Independent Trustees upon the recommendation of the Committee.

(B) The Committee may, but is not required to, consider proposed Trustee nominees who are recommended or suggested by persons other than Committee members, such as Fund management, independent auditors and Fund shareholders.

Section 4. Procedural Matters

(A) The Committee shall meet periodically as it deems necessary. Meetings shall be called on at least 48 hours’ notice to the Committee members (although the members may waive such notice requirement) given by the Chairperson or a majority of the Committee members. Committee members may meet in person, by telephone or other means by which all persons participating in the meeting can hear each other at the same time. The Committee may also act by written consent to the extent permitted by law and the Trust’s governing documents.

(B) A majority of the Committee members shall constitute a quorum for the transaction of business at a Committee meeting and all actions shall be approved by a majority of those Committee members present.

(C) The Committee shall prepare minutes of and report to the Board on its meetings.

(D) The Committee may adopt such rules, procedures or policies as it deems appropriate to facilitate the conduct of its business.

(E) The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.

(F) The Committee shall have the authority to make reasonable expenditures, including expenditures to retain experts and counsel, related to the aforementioned duties and tasks that will be reimbursed by the Trust.

(G) The Committee may request any non-member Trustee or officer of the Trust, any of the Trust’s service providers, the Trust’s outside legal counsel, or a Fund’s independent public accountants (“Accountants”) to attend a Committee meeting or to meet with any member of, or consultants to, the Committee.

(H) The Committee shall report to the Board any material limitation on its members of access to non-member Trustees or to the Trust’s officers, Accountants and legal counsel.

(J) The Committee may delegate any portion of its authority to a subcommittee of one or more members.

As amended, March 13, 2017.

EXHIBIT C

Trustee Beneficial Equity Ownership of Fund Shares

The following tables contain specific information about the dollar range of equity securities beneficially owned by the Interested Trustee Nominee, each Independent Trustee Nominee and the current Independent Trustees as of April 23, 2018 in each Fund and of all series within the Trust, stated as one of the following ranges: $0; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.

Interested Trustee Nominee:

Fund Name	Interested Trustee Nominee/Dollar Range of Fund’s Shares
Robert G. Dorsey
Canterbury Portfolio Thermostat Fund	$10,001 - $50,000
First Security Municipal Bond Fund	$0
Fuller & Thaler Behavioral Small-Cap Equity Fund	$50,001 - $100,000
Fuller & Thaler Behavioral Small-Cap Growth Fund	$0
Fuller & Thaler Behavioral Mid-Cap Value Fund	$0
Hedeker Strategic Appreciation Fund	$0
Meritage Growth Equity Fund	$10,001 - $50,000
Meritage Value Equity Fund	$0
Meritage Yield-Focus Equity Fund	$0
Preserver Alternative Opportunities Fund	$0
Aggregate Dollar Range of Shares of all Series Within the Trust	Over $100,000

Independent Trustee Nominees (Nominees who would not be Interested Persons):

Fund Name	Independent Trustee Nominees/ Dollar Range of Fund’s Shares
	John C. Davis	Lori Kaiser	Janet Smith Meeks
Canterbury Portfolio Thermostat Fund	$0	$0	$0
First Security Municipal Bond Fund	$0	$0	$0
Fuller & Thaler Behavioral Small-Cap Equity Fund	$0	$0	$0
Fuller & Thaler Behavioral Small-Cap Growth Fund	$0	$0	$0
Fuller & Thaler Behavioral Mid-Cap Value Fund	$0	$0	$0
Hedeker Strategic Appreciation Fund	$0	$0	$0
Meritage Growth Equity Fund	$0	$0	$0
Meritage Value Equity Fund	$0	$0	$0
Meritage Yield-Focus Equity Fund	$0	$0	$0
Preserver Alternative Opportunities Fund	$0	$0	$0
Aggregate Dollar Range of Shares of all Series Within the Trust	$0	$0	$0

Current Independent Trustees (Trustees who are not Interested Persons):

Fund Name	Current Independent Trustees/Dollar Range of Fund’s Shares
	Walter B. Grimm	Mary M. Morrow
Canterbury Portfolio Thermostat Fund	$0	$0
First Security Municipal Bond Fund	$10,001 - $50,000	$0
Fuller & Thaler Behavioral Small-Cap Equity Fund	$10,001 - $50,000	$0
Fuller & Thaler Behavioral Small-Cap Growth Fund	$0	$0
Fuller & Thaler Behavioral Mid-Cap Value Fund	$0	$0
Hedeker Strategic Appreciation Fund	$0	$0
Meritage Growth Equity Fund	$10,001 - $50,000	$0
Meritage Value Equity Fund	$0	$0
Meritage Yield-Focus Equity Fund	$0	$0
Preserver Alternative Opportunities Fund	$0	$0
Aggregate Dollar Range of Shares of all Series Within the Trust	$10,001 - $50,000	$0

EXHIBIT D

Principal Holders of Fund and Class Shares

Set forth below as of April 23, 2018, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
Canterbury Portfolio Thermostat Fund - Institutional Shares	TD Ameritrade Inc. FBO our customers P.O. Box 2226 Omaha, NE 68103-2226	3,143,914.1590	100%

First Security Municipal Bond Fund - Class I Shares	Crews Associates Inc. FBO 101192331 521 President Clinton Avenue Suite 800 Little Rock, AR 72201	245,787.1660	97.11%

First Security Municipal Bond Fund - Class A Shares	Crews Associates Inc. FBO 101207111 521 President Clinton Avenue Suite 800 Little Rock, AR 72201	166,732.2800	13.49%

	Crews Associates Inc. FBO 101207651 521 President Clinton Avenue Suite 800 Little Rock, AR 72201	144,511.0910	11.69%

	Crews Associates Inc. FBO 101210601 521 President Clinton Avenue Suite 800 Little Rock, AR 72201	77,733.7250	6.29%

Fuller & Thaler Behavioral Small-Cap Equity Fund - Institutional Shares	Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	6,792,726.1500	29.23%

	Spec Cdy A/C Excl Ben Cust UBSFSI 1000 Harbor Boulevard 5th Floor Weehawken, NJ 07086	2,284,860.8580	9.83%

	Firtan PO Box 1806 Manhattan, KS 66505	1,404,128.4970	6.04%

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	2,579,564.5410	11.10%

	Pershing LLC PO Box 2052 Jersey City, NJ 07303	3,388,615.1860	14.58%

	TD Ameritrade Inc. Omaha, NE 68103	1,506,767.7550	6.48%

Fuller & Thaler Behavioral Small-Cap Equity Fund - Investor Shares	Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	1,739,154.6940	36.95%

	TD Ameritrade Inc. Omaha, NE 68103	697,023.9750	14.81%

Fuller & Thaler Behavioral Small-Cap Equity Fund - R6 Shares	Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	135,268.0100	27.33%

	Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480	159,8730.1070	32.30%

	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	30,731.6630	6.21%

	Russell Zanoni TTEE FBO 411 Borel Avenue Suite 300 San Mateo, CA 94402	110,675.8460	22.36%

Fuller & Thaler Behavioral Small-Cap Growth Fund - Institutional Shares	Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	50,024.0500	99.28%

Fuller & Thaler Behavioral Small-Cap Growth Fund - Investor Shares	The Timothy A. Gaar Living Trust 49276 Gila River Street Indio, CA 92201	1,426.3870	63.02%

	Fuller & Thaler Asset Management 411 Borel Avenue Suite 300 San Mateo, CA 94402	125.0000	5.52%

	Frank Villares / Debra Tucker 34 Allen Drive Wayne, NJ 07470	417.0740	18.43%

Fuller & Thaler Behavioral Small-Cap Growth Fund - R6 Shares	Raymond D. Lin 3825 Grove Avenue Palo Alto, CA 94303	6,000.0000	5.48%

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
	Stanske/Newton/Frederick 1380 Lorinne Lane Menlo Park, CA 94025	50,000.0000	45.65%

	Villegas-Sage Family Trust 37062 Alameda Court Fremont, CA 94536	10,000.0000	9.13%

	Raife B. Giovinazzo 12 Hacienda Circle Orinda, CA 94563	10,000.0000	9.13%

	George Edward Stubbins Jr. 537 Alhambra Road San Mateo, CA 94402	15,000.0000	13.70%

	Richard H. Thaler 2130 North Lincoln Park West Apartment 18S Chicago, IL 60614	12,500.0000	11.41%

Fuller & Thaler Behavioral Mid-Cap Value Fund - Institutional Shares	Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	156,634.0100	99.27%

Fuller & Thaler Behavioral Mid-Cap Value Fund - Investor Shares	Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	141.4730	6.14%

	Fuller & Thaler Asset Management 411 Borel Avenue Suite 300 San Mateo, CA 94402	125.0000	5.42%

	TD Ameritrade Inc. Omaha, NE 68103	1,742.9550	75.62%

Fuller & Thaler Behavioral Mid-Cap Value Fund - R6 Shares	David M. Potter 35 Hacienda Drive Belvedere Tiburon, CA 94920	50,000.0000	46.89%

	Villegas-Sage Family Trust 37062 Alameda Court Fremont, CA 94536	10,000.0000	9.38%

	Raife B. Giovinazzo 12 Hacienda Circle Orinda, CA 94563	10,000.0000	9.38%

	George Edward Stubbins Jr. 537 Alhambra Road San Mateo, CA 94402	15,000.0000	14.07%

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
	Richard H. Thaler 2130 North Lincoln Park West Apartment 18S Chicago, IL 60614	12,500.0000	11.72%

Hedeker Strategic Appreciation Fund – Institutional Shares	TD Ameritrade Inc. FBO our customers P.O. Box 2226 Omaha, NE 68103-2226	2,247,702.2420	97.86%

Meritage Growth Equity Fund – Institutional Shares	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4122	790,548.0210	44.77%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	535,922.7100	30.35%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	368,761.1910	20.88%

Meritage Growth Equity Fund – Investor Shares	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	2,109.9580	10.40%

	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4122	6,193.8380	30.53%

	TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	7,675.7870	37.83%

Meritage Value Equity Fund – Institutional Shares	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4122	598,218.9490	45.93%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	440,550.8200	33.82%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	223,265.3890	17.14%

Meritage Yield-Focus Equity Fund – Institutional Shares	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4122	815,029.4560	32.00%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	1,335,241.5610	52.42%

Name of Fund (and Share Class, if applicable)	Name and Address of Shareholder	Shares Owned	Percentage Owned of Fund (or Share Class, if applicable)
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	219,942.7780	8.63%

Meritage Yield-Focus Equity Fund – Investor Shares	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	3,651.8650	5.97%

	TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	39,077.4510	63.94%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	5,062.3650	8.28%

Preserver Alternative Opportunities Fund - Institutional Shares	Spelman College 350 Spelman Lane Southwest Atlanta, GA 30314	86,956.5220	5.24%

	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	92,563.8440	5.57%

	Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	1,151,099.4550	69.30%

Preserver Alternative Opportunities Fund - Retail Shares	Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	1,127,494.6170	60.44%

EXHIBIT E

Trustee Compensation From Each Fund Its Most Recent Fiscal Year

The following table contains specific information about the compensation that each Trustee expects to earn from each of the Funds and the Fund Complex during each Fund’s most recent fiscal year:

Fund Name	Compensation Paid to Mr. Grimm	Compensation Paid to Ms. Morrow
Canterbury Portfolio Thermostat Fund	$2125	$2125
First Security Municipal Bond Fund	$2125	$2125
Fuller & Thaler Behavioral Small-Cap Equity Fund	$2175	$2175
Fuller & Thaler Behavioral Small-Cap Growth Fund	$1675	$1675
Fuller & Thaler Behavioral Mid-Cap Value Fund	$1675	$1675
Hedeker Strategic Appreciation Fund	$2323	$2323
Meritage Growth Equity Fund	$1368	$1368
Meritage Value Equity Fund	$1368	$1368
Meritage Yield-Focus Equity Fund	$1368	$1368
Preserver Alternative Opportunities Fund	$3483	$3483

Fund Complex Total	$19,685	$19,685

Mr. Dorsey, as an Interested Trustee, does not receive any compensation from the Trust.

EXHIBIT F

Committee Meetings

The Board’s standing committees met the following number of times during each Fund’s most recently completed fiscal year:

Fund Name	Number of Audit Committee Meetings	Number of Nominating Committee Meetings	Number of Valuation Committee Meetings
Canterbury Portfolio Thermostat Fund	5	1	3
First Security Municipal Bond Fund	5	1	3
Fuller & Thaler Behavioral Small-Cap Equity Fund	5	1	0
Fuller & Thaler Behavioral Small-Cap Growth Fund(1)	0	0	0
Fuller & Thaler Behavioral Mid-Cap Value Fund(1)	0	0	0
Hedeker Strategic Appreciation Fund	5	1	0
Meritage Growth Equity Fund	5	1	0
Meritage Value Equity Fund	5	1	0
Meritage Yield-Focus Equity Fund	5	1	0
Preserver Alternative Opportunities Fund	5	1	0

(1)	Referenced Fund has not yet completed its first full fiscal year.

EXHIBIT G

Audit Fees

The following table presents fees billed for professional audit services rendered by Ernst & Young for the audit of the Funds’ annual financial statements for the past two fiscal years and for fees billed for other services rendered by Ernst & Young to each Fund, as applicable.

Fund Name	Fiscal Year Ended	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Canterbury Portfolio Thermostat Fund(1)	4/30/17	$16,500	$0	$5,000	$0
First Security Municipal Bond Fund	4/30/17	16,500	0	5,000	0
First Security Municipal Bond Fund	4/30/16	20,000	1,000	6,250	0
Fuller & Thaler Behavioral Small-Cap Equity Fund	9/30/17	15,500	0	5,000	0
Fuller & Thaler Behavioral Small-Cap Equity Fund	9/30/16	18,000	0	5,875	0
Fuller & Thaler Behavioral Small-Cap Growth Fund(1)	N/A	N/A	N/A	N/A	N/A
Fuller & Thaler Behavioral Mid-Cap Value Fund(1)	N/A	N/A	N/A	N/A	N/A
Hedeker Strategic Appreciation Fund(1)	8/31/17	15,500	0	7,500	0
Meritage Growth Equity Fund	8/31/17	15,500	0	5,000	0
Meritage Growth Equity Fund	8/31/16	14,600	333	5,527	0
Meritage Value Equity Fund	8/31/17	15,500	0	5,000	0
Meritage Value Equity Fund	8/31/16	14,600	333	5,527	0
Meritage Yield-Focus Equity Fund	8/31/17	15,500	0	5,000	0
Meritage Yield-Focus Equity Fund	8/31/16	14,600	333	5,527	0
Preserver Alternative Opportunities Fund	8/31/17	15,500	0	5,000	0
Preserver Alternative Opportunities Fund	8/31/16	13,000	1,000	6,800	0

(1)	Referenced Fund has not been in operation for two full fiscal years.

Appendix 1 – Trust’s Privacy Policy

June 19, 2017

FACTS	WHAT DOES CAPITOL SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and account transactions

◾  account transactions, transaction or loss history and purchase history

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capitol Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capitol Series Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No

For nonaffiliates to market to you	No

Questions?	Call 1-513-587-3400.

Who we are
Who is providing this notice?	Capitol Series Trust

What we do
How does Capitol Series Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Capitol Series Trust collect my personal information?

We collect your personal information, for example, when you

◾  open an account or deposit money

◾  buy securities from us or sell securities to us

◾  make deposits or withdrawals from your account provide account information

◾  give us your account information

◾  make a wire transfer

◾  tell us who receives the money

◾  tell us where to send the money

◾  show your government-issued ID

◾  show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes—information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾  Capitol Series Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾  Capitol Series Trust doesn’t jointly market financial products or services to you.

PROXY	PROXY

CAPITOL SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS ON JUNE 19, 2018

TO BE HELD AT THE OFFICES OF ULTIMUS FUND SOLUTIONS, LLC,

225 PICTORIA DRIVE, SUITE 450 CINCINNATI, OH 45246

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Capitol Series Trust (the “Trust”) hereby appoints Dina A. Tantra, Tiffany R. Franklin, and Matthew J. Miller, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Funds which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on June 19, 2018 at 9:30 a.m., Eastern Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.
Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: 877-869-0171 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR
2. By internet: Refer to your proxy card for the control number and go to: www.okapivote.com/CST2018 and follow the simple on-screen instructions.
OR
3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.
If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on June 19, 2018

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

	FOR	WITHHOLD
1. To elect four new Trustees to serve on the Board of Trustees:
(1) John C. Davis	☐	☐
(2) Janet S. Meeks	☐	☐
(3) Lori A. Kaiser	☐	☐
(4) Robert G. Dorsey	☐	☐

2. To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

CAPITOL SERIES TRUST SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 19, 2018

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/CST